UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2017

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1—9278	31—1168055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16430 North Scottsdale Road, Suite 400 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 781-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On November 13, 2017, Carlisle Companies Incorporated (the “Company”) entered into an Underwriting Agreement, dated November 13, 2017, with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein, in connection with the public offering and sale of $400,000,000 aggregate principal amount of the Company’s 3.500% Notes due 2024 (the “2024 Notes”) and $600,000,000 aggregate principal amount of the Company’s 3.750% Notes due 2027 (the “2027 Notes” and, together with the 2024 Notes, the “Notes”) and entered into a related Pricing Agreement, dated November 13, 2017, with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.  The Notes were registered for offer and sale by the Company’s Registration Statement on Form S-3 (Registration No. 333-221410).  In connection with the public offering and sale of the Notes, the Company filed a prospectus dated November 8, 2017 and a prospectus supplement dated November 13, 2017 (collectively, the “Final Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended.

Interest on the Notes is payable semiannually on June 1 and December 1 of each year, commencing May June 1, 2018, to holders of record on the preceding May 15 or November 15, as the case may be.  The 2024 Notes will mature on December 1, 2024 and the 2027 Notes will mature on December 1, 2027.  The Notes are the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness.  The terms of the Notes are further described in the Final Prospectus, which description is hereby incorporated herein by reference.

The Notes are expected to be issued on November 16, 2017 pursuant to the Indenture, dated as of January 15, 1997, between the Company and U.S. Bank National Association (as successor to State Street Bank and Trust Company, as successor to Fleet National Bank) (the “Trustee”).

The descriptions of the Underwriting Agreement and the Pricing Agreement are qualified in their entirety by the terms of such agreements.  Please refer to such agreements and the forms of 2024 and 2027 Notes, each of which is incorporated herein by reference and filed with this report as Exhibits 1.1, 4.1 and 4.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement and Pricing Agreement, each dated as of November 13, 2017

4.1	Form of 3.500% Notes due 2024

4.2	Form of 3.750% Notes due 2027

5.1	Opinion of Dorsey & Whitney LLP regarding the Notes

23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

	By:	/s/ Robert M. Roche
	Name:	Robert M. Roche
	Title:	Vice President and Chief Financial Officer

DATE: November 16, 2017